Engineering Services Agreement

1 February 2013

MESDI SYSTEMS INCORPORATED

AND

OAK RIDGE MICRO ENERGY INCORPORATED

This Engineering Services Agreement is made and entered into as of this day, 1ST day of FEBRUARY 2013 by and between:

PARTIES

MESDI

MESDI SYSTEMS INCORPORATED, incorporated under the laws of Florida, United States of America, and having its registered address at 607 Palm Key Court #205, Orlando, Florida United States of America 32825.

Email: Brandon@mesdisystems.com Telephone: +1 954 235 5867 Represented by: Mr Brandon Lojewski -President

OKME

OAK RIDGE MICRO ENERGY INCORPORATED, incorporated under the laws of Colorado United States of America, a public company trading under the stock trading symbol OKME.OB and having its registered address at 3046 East Brighton Place, Salt Lake City, Utah, United States of America 84121.

Email: jflood@carbon-strategic.com Mobile: +61 419601459 Represented by: Mr Jeffrey Flood –President,

(each a Party and together the Parties)

PRELIMINARY STATEMENTS

Oak Ridge Micro Energy Incorporated (OKME) specializes in battery technology development. Mesdi Systems Incorporated (Mesdi) specializes in multiplexed electrospray deposition technology with potential for use in the manufacturing of batteries. Mesdi has agreed to enter into this Engineering Services Agreement to provide the Services for the Remuneration and Term. The goal of this multi-phase project is to demonstrate proof of principle and subsequently deploy Mesdi’s technology as a scalable process for manufacturing the electrolyte layer, and or other layers, of a solid-state lithium-ion battery and its application in battery manufacturing generally. The Parties hereby execute this Engineering Services Agreement for the purpose of setting forth their respective obligations.

OPERATIVE PROVISIONS

1.  Services

1.1

STATEMENTS OF WORK.  All services provided by Mesdi (the “Services”) are outlined in the Statement of Work as set forth in Schedule B. The Statement of Work is subject to all of the terms and conditions contained in this Engineering Services Agreement.

1.2

PERFORMANCE OF SERVICES. Mesdi shall, to the best of its ability, render the Services set forth in the Statement of Work in a timely and professional manner consistent with generally accepted industry standards.  OKME shall provide in a timely and professional manner, and at no cost to Mesdi all reasonable requests for assistance, cooperation, complete and accurate

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

information and data, equipment, computer and telecommunications facilities, programs, files, documentation, a suitable work environment, and other resources requested by Mesdi to enable it to perform the Services (collectively, “Assistance”). Mesdi shall not be liable for any deficiency in performing the Services if such deficiency results from OKME’s failure to provide all reasonably requested Assistance as required hereunder. Assistance includes, but is not limited to, designating a project manager to interface with Mesdi during the course of the Services.

2.  Remuneration for Services

Remuneration

2.1

OKME will pay Mesdi for Services as set forth in the Statement of Work that are satisfactorily rendered.  OKME shall notify Mesdi of each person within OKME with the authority to authorize work and their approval limits.  OKME will also compensate Mesdi for reasonable travel expenses incurred with the prior approval of OKME’s Representative. Mesdi will submit itemized invoices for services for payment and reimbursement to OKME’s Representative once per month at the end of the month and within 30 days.  OKME will pay Mesdi within 30 days of the submission of each invoice.

3.  Term

Effective Date:	February 1 2013
Services Period:	As set forth in the Statement of Work

4.  Appointment and Relationship

Appointment

4.1

OKME does hereby appoint and engage Mesdi to provide the Services, for the Remuneration for the Term. Mesdi hereby accepts such appointment and engagement of Mesdi to OKME and agrees to provide the Services for the Term for the Remuneration.

Relationship

4.2

This appointment does not create any relationship between OKME and Mesdi other than that of an independent contractor to provide the Services for the Remuneration for the Term. In particular nothing in this Engineering Services Agreement is intended to, or should be construed to create, a partnership, agency, joint venture, or employment relationship between Mesdi and OKME. No Party may bind or make any commitments on behalf of another Party.

5.  General Provisions

Successors and Assigns and Subcontracting

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

5.1

Neither Mesdi nor OKME shall assign, novate or otherwise transfer its rights or obligations under this Engineering Services Agreement to any third party without the written consent of the other Party.

5.2

No subcontracting or outside assignment of Services will be assigned or given out by Mesdi without the prior written consent of OKME.

Governing Law and Jurisdiction

5.3

This Agreement is to be governed by the Laws of The State of Florida and all parties consent and submit to the jurisdiction of the courts of Florida for the resolution of any disputes arising out of this Engineering Services Agreement.

Severability

5.4

If any provision of this Engineering Services Agreement is unenforceable, then such provision will be enforced to the maximum extent possible under applicable law so as to effect the intent of the Parties and the other provisions of this Engineering Services Agreement will continue in full force and effect.

Counterparts

5.5

This Engineering Services Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopy, PDF or facsimile transmission, any one of which shall constitute an original of this Engineering Services Agreement.  When counterparts of copies have been executed by all Parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals.  The Parties agree that all such signatures may be transferred to a single document upon the request of any Party.

Information and Samples

5.6

OKME owns as of the date of their creation, any and all Information and Samples developed by Mesdi in the course of Services for the Field of Use (as defined in Section 5.13 below).

5.7

“Information” means all business and technical information that Mesdi

(a)

develops in the course of Services and/or

(b)

receives in the course of Services from OKME.

5.8

“Samples” means all materials that Mesdi

(a)

makes or develops in the course of Services and/or

(b)

receives in the course of Services from OKME.

Inventions

5.9

OWNERSHIP OF WORK PRODUCT.  As used herein, the term “Work Product” means all materials, software, tools, data, inventions, works of authorship and other innovations of any kind, including, without limitation, any deliverables under the Statement of Work and any improvements or modifications to, including but not limited to, Mesdi’s proprietary computer software programs, tools, designs, and related materials, that Mesdi  may make, conceive, develop or reduce to practice, alone or jointly with others, in the course of performing the Services or as a result of such Services, whether or not eligible for patent,

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

copyright, trademark, trade secret or other legal protection. The Parties agree that the Work Product shall be the property of Mesdi. OKME acknowledges that Mesdi in its sole discretion, shall have the sole and exclusive right without any accounting or other obligation to OKME to license, sell, assign, transfer, sublicense, or encumber the Work Product or any portion thereof, and/or incorporate the Work Product or any portion thereof into Mesdi products or manufacturing processes, for use by itself or other licensees or clients of Mesdi other than for the OKME Field of Use.

5.10

PROSECUTION AND MAINTENANCE OF INTELLECTUAL PROPERTY BY MESDI. MESDI shall file patent applications in its preferred jurisdictions. OKME shall promptly notify Mesdi (and in no event more than 60 days after becoming aware) of any and all Improvements of which OKME becomes aware.

5.11

PROSECUTION AND MAINTENANCE OF INTELLECTUAL PROPERTY BY OKME. Mesdi shall advise OKME as to any Improvements for which MESDI prefers OKME to file patent applications and the preferred jurisdictions in which to file (“Requested Filings”). OKME shall have the first right to prosecute and maintain the patent applications for any Requested Filings, at its own expense, using patent counsel of its choice. OKME shall keep Mesdi reasonably informed regarding matters related to such prosecution and maintenance of each patent or patent application within the Requested Filings, including providing to Mesdi copies of all significant documents sent to or received from any patent office regarding any such Requested Filing, such as patent applications, office actions, amendments, other responses, rejections, notices of interference, re-examinations, oppositions, requests for patent term extensions, and other filings. In the event that OKME elects to abandon or fails to diligently prosecute any patent or application within the Requested Filings, or otherwise requests support from Mesdi in the ongoing prosecution and maintenance thereof, it shall promptly notify Mesdi of such, and Mesdi shall have the right to control the prosecution and maintenance of such patents and applications (including any patent issuing therefrom), at its sole expense.

5.12

JOINT DEVELOPMENT. Any idea, concept, know-how, or technique that is developed by the Parties jointly in the performance of the Services shall be Jointly Developed Intellectual Property. Such Jointly Developed Intellectual Property shall be owned by Mesdi, and licensed to OKME at no cost. OKME may (subject to applicable patents and copyrights) freely use the Jointly Developed Intellectual Property in the Field of Use. Mesdi may freely use the Jointly Developed Intellectual Property in all other fields of use.

5.13

LICENSE.  Mesdi grants to OKME a perpetual, non-transferable, exclusive, worldwide license to use any materials, multiplexed electrospray deposition technology and Work Product developed by Mesdi and/or developed by Mesdi for OKME under this Engineering Services Agreement in the field of Energy Storage Devices (herein the “Field of Use.”)  OKME will not use any materials, multiplexed electrospray deposition technology or Work Product developed by Mesdi and/or developed by Mesdi for OKME under this Engineering Services Agreement without clearly labelling or otherwise clearly indicating such materials were developed in part or in whole by Mesdi.

5.14

Mesdi will promptly disclose any inventions to an OKME Representative.

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

5.15

OKME has no rights to any inventions developed prior to or outside the subject matter of the Services.

Works of Authorship:

5.16

“Creative Materials” means any and all original works of authorship, fixed in any tangible means of express now known or hereafter developed, that Mesdi creates solely or jointly with others in the course of Services.

5.17

OKME owns all Creative Materials and all copyrights in Creative Materials, consistent with a “work made for hire” under 17 U.S.C. 101 for the Field of Use. Mesdi is granted an exclusive, royalty free license to use Creative Materials hereunder for any field outside the Field of Use.

Confidentiality Obligations

5.18

Confidentiality obligations are described in Schedule A.

5.19

Mesdi will inform OKME of Mesdi’s past, present and/or intended future activities in the Field that may conflict with Mesdi’s obligations to OKME, or limit Mesdi’s performance of Services.

Confidentially Period

5.20

The confidentiality period is described in Schedule A.

Exclusions

5.21

The obligations of Clause 5 of the Engineering Services Agreement do not apply to any particular Information or Creative Materials that Mesdi can prove:

(a)

Was available to the public through no fault of Mesdi, or

(b)

Mesdi already possessed prior to Mesdi’s receipt from OKME or Mesdi’s development for OKME, or

(c)

Mesdi acquired from a third party without obligation of confidence.

5.22

Mesdi may comply with a court order compelling production of Information or Creative Materials, but Mesdi must give OKME reasonable prior notice and use reasonable efforts to obtain confidential protection for Information and Creative Materials.

Termination for Default

5.23

Either Party may terminate this Engineering Services Agreement during the Term of the Services Period upon 30 days written notice to the other Party of a default, unless the defaulting party cures the default within a thirty (30) day period after notice.

Effects of Termination

5.24

The Parties’ rights and obligations under Clause 5 of the Engineering Services Agreement survive termination of this Engineering Services Agreement.

5.25

Upon termination of this Agreement, Mesdi shall immediately cease performing any Services and OKME shall pay Mesdi any compensation due for Services actually rendered. Clause 5 shall survive the termination of this Engineering Services Agreement.  Termination of this Engineering Services Agreement by either Party shall not act as a waiver of any breach of this Engineering Services Agreement and shall not act as a release of either Party from any liability for breach of such Party’s obligations under this Engineering

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Services Agreement.  Neither Party shall be liable to the other for damages of any kind solely as a result of terminating this Engineering Services Agreement in accordance with its terms, and termination of this Engineering Services Agreement by a Party shall be without prejudice to any other right or remedy of such Party under this Engineering Services Agreement or applicable law

Warranty

5.26

Mesdi warrants that:

(a)

Mesdi has the right to perform Services in full compliance with this Engineering Services Agreement without any violation of any applicable law.

(b)

Creative Materials do not infringe any copyright or other intellectual property rights of others.

(c)

In performing Services to OKME, Mesdi will not breach any obligations owed to others, and

(d)

All personnel Mesdi assigns to perform Services will be approved prior to assignment by OKME and be qualified, including by experience, education and training, to perform their assigned duties and will be advised by Mesdi of their obligations under this Engineering Services Agreement prior to performing Services.

Insurance

5.27

Mesdi will maintain any and all required insurance for the Term to provide the Services to OKME.

Limitation of Liabilities

5.28

Mesdi assumes liability for physical damage or personal harm from work performed by Mesdi or employees of Mesdi in conjunction with Services provided to OKME.

5.29

Mesdi warrants that information provided to OKME is accurate to the best of its knowledge however; Mesdi assumes no liability for the use or miss-use of any such information or technology by OKME.

5.30

Mesdi assumes no liability for physical damage or personal harm from work performed by OKME employees relative to any information or technology provided by Mesdi.

5.31

Mesdi MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE SERVICES OR ANY WORK PRODUCT OR DELIVERABLES DEVELOPED HEREUNDER, AND Mesdi EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR NEED, ACCURACY, NON-INFRINGEMENT OF THIRD PARTY RIGHTS AND TITLE, AND ALL WARRANTIES THAT MAY ARISE FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE.  To the extent permitted by applicable law, in no event will either Party be liable under any legal theory for any special, indirect, consequential, exemplary or incidental damages, however caused, arising out of or relating to this Engineering Services Agreement, even if such Party has been advised of the possibility of such damages.  Neither Party’s liability to the

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

other Party under this Engineering Services Agreement shall exceed the total amounts paid or payable by OKME under this Engineering Services Agreement.

Export Compliance

5.32

Mesdi will not export or re-export any Samples, Information, Inventions, technology, software, or Work Products received from or developed by OKME, or the direct products of that Sample, Information, Invention, technology, software, or products, in violation of any applicable government’s export-control or customs laws or regulations, including those of the United States of America.  This Obligation survives termination of this Engineering Services Agreement.

Execution

This Engineering Services Agreement is executed by all the Parties as an Agreement on the day and year hereinbefore mentioned without any duress or force from any Parties, made in English in two copies, duly stamped and legally binding.

Signed for and on behalf of
MESDI SYSTEMS INCORPORATED (MESDI)
by its duly authorised representative
/s/Brandon Lojewski	/s/Craig R. Nelson
Signature	Signature of witness
Mr Brandon Lojewski President	Craig R. Nelson
Name of witness

Signed for and on behalf of
OAK RIDGE MICRO ENERGY INCORPORATED (OKME)
by its duly authorised representative

/s/Jeffrey Flood	/s/Craig R. Nelson
Signature	Signature of witness
Mr Jeffrey flood
President	Craig R. Nelson
Name	Name of witness

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Schedule A

Confidentiality and Non-Disclosure Agreement

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Confidentiality and Non-Disclosure Agreement (the “Agreement”) is made and entered into February 1 2013 by and between Oak Ridge Micro Energy, Inc., a Colorado corporation (“OKME”), and Mesdi Systems INCORPORATED,  a Florida corporation and its authorized representative Mr Brandon Lojewski, Florida, (hereinafter collectively referred to as “Mesdi”).

WHEREAS, Mesdi has agreed to act as a contractor of OKME to provide the Services for the Term and Remuneration as set forth and under the Terms and Conditions of the Engineering Services Agreement (the “Appointment”); and

WHEREAS, in the course of discussions prior to the Service Period and during the Service Period the Parties may disclose to one another, or to one or more of the directors, governors, officers, managers, employees, agents, representatives and affiliates, and their financial, legal and other advisors, (“collectively the “Representatives”) of each other certain information and samples of a proprietary and confidential nature; and

WHEREAS, the Parties desire to protect the Confidential Information (as hereinafter defined) of each Party both during the discussions and the Service Period.

NOW, THEREFORE, for good and valuable consideration, including the recitals set forth above, the receipt and sufficiency of which are herewith acknowledged, it is agreed as follows:

1.

Confidential Information.  For purposes of this Agreement, confidential information (“Confidential Information”) means all non-public information, whether disclosed before or after the date hereof, that is conveyed from one Party to the other orally or in electronic or tangible form or otherwise obtained by one Party through observation or examination of the other Party’s operations or Confidential Information, or which due to the circumstances surrounding its disclosure would be reasonably construed as “confidential.”  Confidential Information may include, without limitation, business plans, products, product functionality, product plans, technical data, schematics, specifications, documentation, know-how, business methods, customers, suppliers, methodologies, inventions, procedures, designs, intellectual property and financial and statistical information.  Confidential Information shall not include any information which a Party can prove (i) was rightfully in the possession of that party prior to receiving it from the other Party, (ii) was in the public domain at or subsequent to the time of disclosure (through no breach or fault of that Party), (iii) was independently developed by that Party without use or reliance upon any Confidential Information of the other Party or (iv) was obtained in good faith from a third party not under any obligation of confidentiality.

2.

Non-Use and Non-Disclosure.  Each Party shall maintain the Confidential Information of the other party in confidence, using such measures as it accords its own information of a similar nature and, in any event, shall exercise such care in protecting the Confidential Information of the other party as a reasonably prudent person would exercise.  Each party further agrees that the Confidential Information of the other party shall be used solely for (i) the

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

purpose of performing the Statement of Work of Schedule B, together with any due diligence investigation conducted in connection with the same, and (ii) any necessary contact by Mesdi with the customers, vendors and creditors of OKME following the consummation of the Objective that is permitted by or required pursuant to the applicable purchase and sale documents (the “Permitted Purposes”).  Except for such limited purposes, such information shall not be used for the receiving party’s own benefit or disclosed to any third party.  Each party may disclose the Confidential Information of the other only to its Representatives solely for the Permitted Purposes, provided that each Representative must agree to comply with and be bound by the terms of this Agreement and that each party shall be liable for the acts of its Representatives and any and all other persons to whom it discloses the Confidential Information of the other party.

3.

Safeguard and Return.  The receiving party, and its Representatives, shall use their best efforts at all times to hold in confidence and to safeguard any Confidential Information from falling into the hands of any unauthorized person, and in particular, will not permit any Confidential Information that has been reduced to writing to be duplicated or extracted, except with the consent of the disclosing party or its authorized Representative.  The receiving party, and its Representatives, shall return to the disclosing party all written, electronic and other tangible Confidential Information in its possession or under its control whenever the disclosing party shall so request and, in any event, will promptly return all such written Confidential Information to the disclosing party upon abandonment of the Discussions or the Objective.  The receiving party, and their Representatives, shall destroy all copies of Confidential Information containing notes or annotations made by it or any of its Representatives, as well as Confidential Information reflected in analyses, studies, notes, compilations or other documents prepared by it or its Representatives.  At the request of the disclosing party, the receiving party, and its Representatives, shall certify to the other party that such return and/or destruction has taken place.

4.

Compelled Disclosure.  In the event that the receiving party, or any of its Representatives, become legally compelled to communicate or disclose any Confidential Information, the receiving party shall provide the disclosing party with prompt written notice of such requested communication or disclosure.  The receiving party, or its Representative, shall furnish only that portion of the Confidential Information that is legally required and shall, in the event that the receiving party is not a party to the action pursuant to which such communication or disclosure is compelled, interpose a confidentiality defense based upon this Agreement to ensure that confidential treatment will be accorded the Confidential Information.

5.

Term.  All obligations of the parties hereunder shall survive any termination of the Discussions for a period of three (3) years subsequent to the date of this Agreement.

6.

Indemnification; Injunctive Relief.  Each party agrees to indemnify, defend and hold harmless the other party from any damages, costs, liabilities or expenses (including reasonable attorney’s fees and costs) arising from or relating to any breach by the indemnifying party and/or its Representatives of the obligations herein.  Each party further acknowledges and agrees that the unauthorized disclosure or use of Confidential Information disclosed to it by the other party

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

or any other breach by it and/or its Representatives of the obligations hereunder may result in irreparable injury to the party which furnished the Confidential Information.  Therefore, each party agrees that the injured party may be entitled, in addition to all other remedies available to it at law or in equity, to injunctive and other equitable relief to prevent a breach of this Agreement and to secure the specific performance of this Agreement.

7.

Entire Agreement.  This Agreement sets forth the entire Agreement and understanding between the Parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and understandings of every kind and any nature between them regarding such subject matter.  The Confidentiality Agreement executed by the Parties on or about October 9, 2012 is effective and enforceable as to matters based upon events arising prior to the date of this Agreement but otherwise shall be deemed merged into this Agreement.

8.

Law.  The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

9.

Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  No Party thereto shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the other Party, which consent may be granted or withheld in the sole discretion of such other Party.

10.

Separate Counterparts.  For the convenience of the Parties hereto, this Agreement may be executed in one or more separate counterparts (including facsimile and email transmissions) with the same effect as if the signatures thereto were on the same original instrument.  This Agreement shall be effective and binding when both Parties have executed and transmitted or delivered to each other a counterpart of this Agreement.

11.

Waiver.  The waiver by one Party of the other Party’s non-compliance with any obligation or responsibility herein shall be ineffective unless given in writing and shall not be deemed a waiver of other instances of non-compliance or of any Party’s remedies for such non-compliance.

12.

Attorney’s Fees.  If any litigation shall be commenced to enforce or otherwise comply with any provision of this Agreement, the prevailing party shall be entitled to an award of reasonable attorney fees and costs it may incur in prosecuting or defending such litigation.  For purposes of this section, “prevailing party” shall include a party awarded injunctive relief and a party prevailing upon appeal.

13.

Clarification.  Nothing in this Agreement shall obligate either Party to continue the Discussions or to enter into or consummate any transaction related to the Objective.

14.

Rule 10b-5 of the SEC.  It is unlawful to use the Confidential Information disclosed to purchase or sell securities of OKME until there has been a public disclosure of the Confidential Information as described in Section 2 hereof; and any such use of the Confidential Information may subject the using Party to treble damages and criminal penalties.

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Execution

This Confidentiality Agreement is executed by all the Parties as an Agreement on the day and year hereinbefore mentioned without any duress or force from any Parties, made in English in two copies, duly stamped and legally binding.

Signed for and on behalf of
MESDI SYSTEMS INCORPORATED (MESDI)
by its duly authorised representative
/s/Brandon Lojewski	/s/Craig R. Nelson
Signature	Signature of witness
Mr Brandon Lojewski President	Craig R. Nelson
Name of witness

Signed for and on behalf of
OAK RIDGE MICRO ENERGY INCORPORATED (OKME)
by its duly authorised representative

/s/Jeffrey Flood	/s/Craig R. Nelson
Signature	Signature of witness
Mr Jeffrey flood
President	Craig R. Nelson
Name	Name of witness

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Schedule B

Statement of Work

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Mesdi Systems

Statement of Work to OKME

________________________________________________________________

For the Development of a Deposition Tool & Deposition Process

For Manufacturing Solid State Lithium-ion Cell Electrolyte Films

February 1, 2013

The goal of this multi-phase project is to demonstrate proof of principle and subsequently deploy Mesdi’s technology as a scalable process for manufacturing the electrolyte layer, and or other layers, of a solid-state lithium-ion battery and its application in battery manufacturing generally.

Phase I -

The deliverables of Phase I are:

1.

A solid-state electrolyte film prepared using Mesdi’s technology, which exhibits ionic conductivity and physical characteristics comparable to electrolyte films prepared using vacuum sputtering deposition.

2.

Demonstration using both hardware (nozzle array) and modeling, that the Mesdi tool and process are scalable, and fit OKME’s financial constraints for capital equipment. The time frame of this project is February 1 2013 – August 16 2013.

Scope:

The project will be carried out as follows:

(1) Tool Development

(a)

A prototype atmospheric-pressure thin-film deposition tool will be designed and built utilizing Mesdi’s multiplexed electrospray technology. The prototype tool will include subsystems required to operate and deliver the chemical precursors to the deposition system, non-contacting sensors where applicable, and automated process control, along with the supporting peripheral processes.

(2) Process Development

(a)

Mesdi will utilize the prototype deposition system to develop and optimize a deposition process for solid-state lithium-ion electrolyte thin-film materials.

(b)

The development effort will include optimization of:

(i)

Liquid phase precursors compatible with the prototype tool. An inorganic chemist will be subcontracted to co-develop the liquid precursors.

(ii)

Process parameters suitable for film growth, such as speed and temperature, gas flow, fluid flow, droplet size distribution, etc.

(iii)   Substrate pre and post treatments.

(3) Physical characterization and electrical performance of the film

(a)

Morphology, thickness uniformity, and electrical characteristics will be analyzed at OKME using the SEM, Digital Microscope, XRD, and AC Impedance Spectrometer. Other characterization will be performed by subcontracting the University of Central Florida’s Materials Characterization Facility.

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Budget Proposal:

Description	Rate	Cost
Mesdi Engineering	$6,000/month	$39,000
Subcontracted Engineering		$5,000
Equipment		$45,000
Supplies		$3,500
Total		$92,500

Note:  The labor content for Brandon assumes full time through August 16 2013 and is included in the Mesdi Engineering cost, rather than in the Equipment Cost. The $45,000 for the tool is a “Not to Exceed” number.

Reporting /Deliverables:

The work progress will be captured in weekly reports at the scheduled OKME Team Meetings or as directed by OKME CTO Craig Nelson, and summarized in monthly reports.  A final report will be submitted at the end of the project.  If the delivered samples meet functional specifications, Phase II of the project will be triggered, including a purchase order for a pilot deposition system.

IP Rights:

Mesdi will own the intellectual property that is created under the scope of this project.. The prototype deposition tool constructed under this proposal will be jointly owned by Mesdi and OKME.

Once the Phase I project is successful, Mesdi and OKME will negotiate to enter into a mutually acceptable licensing agreement in Phase II.

Phase II -

The goal of Phase II is development of a pilot-scale deposition system, utilizing the deposition tool technology developed in Phase I. Mesdi will license to OKME the right for exclusive use of the deposition tool technology for manufacturing lithium-ion solid-state cells and batteries.

The deliverable of Phase II is a pilot-scale deposition system with installation and validation at OKME’s facility. The deliverable includes training for operation and maintenance, and materials with the properties demonstrated in Phase I.

The time frame Phase II is August 19 2013– March 1 2014.

Scope:

The project will be carried out as follows:

(1) Tool development and construction

Using the prototype tool developed in Phase I as a reference, an automated deposition system using Mesdi’s technology will be developed for OKME pilot scale manufacturing of solid-state lithium-ion battery electrolyte films. The cost for the tool will be established after the completion of Phase I, when OKME and Mesdi agree on the tool specifications.

(2) Tool installation and validation

After completing system development, Mesdi will deliver and install the pilot-scale deposition tool to OKME’s Melbourne, FL facility. After installation, Mesdi will validate the tool, on-site at OKME.

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

(3) OKME Employee training

Mesdi will provide training to OKME employees to operate and maintain the Pilot scale tool for electrolyte film manufacturing.

IP Licensing:

Mesdi will offer OKME an exclusive license for use in the Field of Use. The license will be worldwide, and perpetual, provided that annual minimum royalty payments are met, and that deposition tools based on Mesdi technology that OKME requires are sourced from Mesdi.

Field of Use:

Energy Storage Devices.

Manufacturing Engineering Fee:

$300,000. Not payable until successful completion of Phase II.

Royalty:

1.5% of Gross Sales of cells and batteries manufactured using Mesdi’s process. A minimum annual royalty of $100,000 will be required to maintain the exclusivity provision of the license.  The First Royalty payment will be due 18 months following the date of execution of the IP License.

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____

Execution

This Statement of Work is executed by all the Parties on the day and year hereinbefore mentioned without any duress or force from any Parties, made in English in two copies, duly stamped and legally binding.

Signed for and on behalf of
MESDI SYSTEMS INCORPORATED (MESDI)
by its duly authorised representative
/s/Brandon Lojewski	/s/Craig R. Nelson
Signature	Signature of witness
Mr Brandon Lojewski President	Craig R. Nelson
Name of witness

Signed for and on behalf of
OAK RIDGE MICRO ENERGY INCORPORATED (OKME)
by its duly authorised representative

/s/Jeffrey Flood	/s/Craig R. Nelson
Signature	Signature of witness
Mr Jeffrey flood
President	Craig R. Nelson
Name	Name of witness

 Initial (OKME) ___/s/_____                    Initial  (MESDI) ___/s/_____